UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2026

Elauwit Connection, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42935	99-3101171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1021 Second Avenue, Suite A Columbia, South Carolina	29209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 558-3099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ELWT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

(a)	On October 5, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of Elauwit Connection, Inc. (the “Company”), after discussion with management, approved the dismissal of WithumSmith+Brown, PC (“WithumSmith+Brown”) as the Company’s independent registered public accounting firm, effective immediately.

WithumSmith+Brown was initially engaged by the Company on August 26, 2025 and served as the Company’s independent registered public accounting firm only for the fiscal year ended December 31, 2025 through October 5, 2026, however, WithumSmith+Brown did not issue a report after March 31, 2026 which pertained to the audited financial statements of the Company as of and for the fiscal year ended December 31, 2025. Accordingly, WithumSmith+Brown did not audit or issue a report on the Company’s financial statements for the fiscal year ended December 31, 2024.

WithumSmith+Brown’s report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2025 and the subsequent interim period through October 5, 2026, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and WithumSmith+Brown on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to WithumSmith+Brown's satisfaction, would have caused WithumSmith+Brown to make reference to the subject matter of any such disagreement in connection with its report for such year and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the most recent fiscal year or the subsequent interim period, except for the material weaknesses in the Company’s internal control over financial reporting as disclosed in Item 9A of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

The Company provided WithumSmith+Brown with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”). The Company requested that WithumSmith+Brown furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of WithumSmith+Brown's letter dated October 8, 2026 is attached as Exhibit 16.1 hereto.

(b)	On October 5, 2026, the Audit Committee approved the engagement of MPB Global LLP (“MPB Global”) as the Company’s new registered public accounting firm for the fiscal year ending December 31, 2026, effective immediately.

During the fiscal year ended December 31, 2025, and the subsequent interim period through the date of the filing of this Form 8-K, neither the Company nor anyone on its behalf has consulted with MPB Global regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements and neither a written report nor oral advice was provided to the Company that MPB Global concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
16.1	Letter of WithumSmith+Brown PC dated October 8, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELAUWIT CONNECTION, INC.

Date: October 8, 2026	/s/ James P. Di Bartolo II
	Name:	James P. Di Bartolo II
	Title:	Chief Financial Officer

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